                                                                   EXHIBIT 10.20


                        THIRD LOAN MODIFICATION AGREEMENT

         THIS THIRD LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into as of March 27, 2003 by and between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and having a loan production office at One North Clematis Street, Suite 510, West Palm Beach, Florida 33401 and THE ULTIMATE SOFTWARE GROUP, INC., a corporation organized and in good standing in the State of Delaware ("Borrower"), whose address is 2000 Ultimate Way, Weston, Florida 33326.

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated November 29, 2001 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line, with a sublimit for Equipment Advances (the "Equipment Advance Sublimit"). Hereinafter, all obligations owing by Borrower to Lender shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A.       The definition of "Revolving Maturity Date" set forth in
                  Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

                           "REVOLVING MATURITY DATE" is May 28, 2004.

         B. Unless otherwise extended, the unpaid principal amount of all Credit Extensions, including, without limitation, all Advances and Equipment Advances, shall be due and payable in full on the Revolving Maturity Date.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. In consideration of Lender's agreement to extend the Revolving Maturity Date of the Committed Line of Credit, the Borrower shall pay to Lender on the date hereof a loan fee in the amount of Twelve Thousand Five Hundred Dollars ($12,500) (the "Loan Fee") plus all out-of-pocket expenses, including, without limitation, Lender's attorneys' fees. The Loan Fee is considered earned when paid and is not refundable.

6. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Obligations.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Lender to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Agreement is conditioned upon the following:

         A. Borrower's payment of the Loan Fee;

         B. the Lender receives an Amended and Restated Revolving Promissory
Note issued and delivered by the Borrower in the form of EXHIBIT A attached hereto and incorporated herein by this reference payable to the order of Bank in the maximum principal amount of Five Million Dollars ($5,000,000) (which Amended and Restated Revolving Promissory Note is sometimes referred to herein as the "Replacement Promissory Note");

         C. the Lender receives an Amended and Restated Equipment Term Note issued and delivered by the Borrower in the form of EXHIBIT B attached hereto and incorporated herein by this reference payable to the order of Bank in the maximum principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (which Amended and Restated Equipment Term Note is sometimes referred to herein as the "Replacement Term Note").

9. REPLACEMENT PROMISSORY NOTES.

         (a) The Borrower shall execute and deliver to the Lender on the date hereof the Replacement Promissory Note in substitution for and not satisfaction of, the issued and outstanding Revolving Promissory Note and the Replacement Promissory Note shall be the "Revolving Promissory Note" for all purposes of the Loan Documents. The Replacement Promissory Note shall not operate as a novation of the Obligations of the Borrower, or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the Borrower in accordance with the provisions of the Loan Documents. All references in the Loan Documents to the "Revolving Promissory Note" shall be deemed to refer to the Replacement Promissory Note.

         (b) The Borrower shall execute and deliver to the Lender on the date hereof the Replacement Term Note in substitution for and not satisfaction of, the issued and outstanding Equipment Term Note and the Replacement Term Note shall be the "Equipment Term Note" for all purposes of the Loan Documents. The Replacement Term Note shall not operate as a novation of the Obligations of the Borrower, or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the Borrower in accordance with the provisions of the Loan Documents. All references in the Loan Documents to the "Equipment Term Note" shall be deemed to refer to the Replacement Term Note.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         This Agreement is executed as of the date first written above.

BORROWER:                                       LENDER:

THE ULTIMATE SOFTWARE GROUP, INC.               SILICON VALLEY BANK


By:      /s/ Mitchell K. Dauerman               By:  /s/ Christopher L. Jones
   -----------------------------------------       -----------------------------
Name:        Mitchell K. Dauerman               Name:   Christopher L. Jones
     ----------------------------------------        ---------------------------
Title: Chief Financial Officer and Treasurer    Title:  Senior Vice President
      ---------------------------------------         --------------------------

                    AMENDED AND RESTATED EQUIPMENT TERM NOTE

$2,500,000                                                      Atlanta, Georgia
                                                                  March 27, 2003

         FOR VALUE RECEIVED, the undersigned, THE ULTIMATE SOFTWARE GROUP, INC., a Delaware corporation ("Borrower") promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all equipment advances ("Equipment Advances") made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank dated November 29, 2001 (as amended from time to time the "Loan Agreement"), up to a maximum principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) ("Principal Sum"), or so much thereof as may be advanced and remains unpaid. Borrower may request Equipment Advances under this Note from and until the Revolving Maturity Date. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall accrue and be payable as set forth in the Loan Agreement.

         Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         This Note is the "Replacement Term Note" described in that certain Third Loan Modification Agreement of even date herewith by and between the Borrower and the Bank, which Loan Modification Agreement amends the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Equipment Term Note dated November 29, 2001 from Borrower in favor of the Bank in the maximum principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Prior Note"). It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged by this Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

         Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

                  The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of Borrower to pay to Bank when due any and all amounts payable by Borrower to Bank under the terms of this Note; or

                  (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Loan Documents.

         Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrower to Bank under the terms of this Note shall immediately become due and payable by Borrower to Bank without notice to Borrower or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.

         Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

         Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Florida, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.

         BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF FLORIDA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR

ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:                   THE ULTIMATE SOFTWARE GROUP, INC.


/s/ Craig Vaughan                 By:      /s/ Mitchell K. Dauerman       (SEAL)
----------------------------          ------------------------------------------
                                  Name:     Mitchell K. Dauerman
                                        ----------------------------------------
                                  Title:  Chief Financial Officer and Treasurer
                                         ---------------------------------------

                 AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$5,000,000                                                      Atlanta, Georgia
                                                                  March 27, 2003

         FOR VALUE RECEIVED, the undersigned, THE ULTIMATE SOFTWARE GROUP, INC., a Delaware corporation ("Borrower") promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank dated November 29, 2001 (as amended from time to time, the "Loan Agreement"), up to a maximum principal amount of Five Million Dollars ($5,000,000) ("Principal Sum"), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:

         Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the variable rate of interest, per annum, most recently announced by Bank as its "prime rate," whether or not such announced rate is the lowest rate available from Bank (the "Prime Rate"), plus one (1.0) percentage point above the Prime Rate, provided however, if at any time Borrower has a net profit for two (2) consecutive fiscal quarters, the Principal Sum will, so long as Borrower continues to have a net profit, thereafter accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate, plus one-half (.5) percentage point above the Prime Rate. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                  (a) Interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing April 5, 2003, and continuing on the fifth (5th) day of each calendar month thereafter to maturity; and

                  (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Maturity Date.

         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         Borrower further agrees that, if any payment made by Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by Bank to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         This Note is the "Replacement Promissory Note" described in that certain Third Loan Modification Agreement of even date herewith by and between the Borrower and the Bank, which Loan Modification Agreement amends the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. This Note amends and restates in its entirety that certain Revolving Promissory Note dated November 29, 2001 from Borrower in favor of the Bank in the maximum principal amount of Five Million Dollars ($5,000,000) (the "Prior Note"). It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged by this Note. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

         Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of Borrower to pay to Bank when due any and all amounts payable by Borrower to Bank under the terms of this Note; or

                  (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Loan Documents.

         Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrower to Bank under the terms of this Note shall immediately become due and payable by Borrower to Bank without notice to Borrower or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.

         Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

         Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Florida, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.

         BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF FLORIDA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:                   THE ULTIMATE SOFTWARE GROUP, INC.


/s/ Craig Vaughan                 By:     /s/ Mitchell K. Dauerman      (SEAL)
-------------------                   ------------------------------------------
                                  Name:        Mitchell K. Dauerman
                                        ----------------------------------------
                                  Title:  Chief Financial Officer and Treasurer
                                         ---------------------------------------